Offerings - Offering: 1	Jan. 08, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Equity
Security Class Title	Class A Ordinary Shares, $0.0625 par value per share
Amount Registered | shares	364,101
Proposed Maximum Offering Price per Unit	2.27
Maximum Aggregate Offering Price	$ 826,509.27
Fee Rate	0.01381%
Amount of Registration Fee	$ 114.14
Offering Note	Pursuant to Rules 457(c) and (h) under the Securities Act, the proposed maximum offering price per share and the proposed maximum aggregate offering price are estimated for the purpose of calculating the amount of the registration fee and are based on the average of the high ($2.43) and low ($2.10) sales price of the Registrant’s ordinary shares as reported on the NASDAQ Stock Market on January 16, 2026.